POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior

powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and

Emilie D. Wrapp and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all

capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Money Market Fund, and filing the same,

with exhibits thereto, and other documents in connection

therewith, with the Securities and Exchange Commission,

hereby ratifying and confirming all that said attorneys-in-

fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Richard S. Borisoff

                                  ________________________

                                  Richard S. Borisoff



Dated: September 9, 1997

                     POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance All-Asia Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc. Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China 97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., Fiduciary Management Associates, The Alliance Fund, Inc., The Alliance Portfolios, and The Hudson River Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                  /s/  John D. Carifa
                                  ___________________________
                                       John D. Carifa

Dated:  September 9, 1997

                     POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior

powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and

Emilie D. Wrapp and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all

capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Money Market Fund, and filing the same,

with exhibits thereto, and other documents in connection

therewith, with the Securities and Exchange Commission,

hereby ratifying and confirming all that said attorneys-in-

fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Jeffrey M. Cole

                                  ________________________

                                   Jeffrey M. Cole



Dated: September 9, 1997

                     POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior

powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and

Emilie D. Wrapp and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all

capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Money Market Fund, and filing the same,

with exhibits thereto, and other documents in connection

therewith, with the Securities and Exchange Commission,

hereby ratifying and confirming all that said attorneys-in-

fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Richard J. Daly

                                  ________________________

                                   Richard J. Daly



Dated: September 9, 1997

                     POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China 97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., Fiduciary Management Associates, The Alliance Fund, Inc., The Alliance Portfolios and the Hudson River Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                  /s/  William H. Foulk, Jr.
                                  ___________________________
                                       William H. Foulk, Jr.

Dated:  September 9, 1997

                        POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior

powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and

Emilie D. Wrapp and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all

capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Money Market Fund, and filing the same,

with exhibits thereto, and other documents in connection

therewith, with the Securities and Exchange Commission,

hereby ratifying and confirming all that said attorneys-in-

fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Arthur S. Kranseler

                                  ________________________

                                  Arthur S. Kranseler



Dated: September 9, 1997

                        POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior

powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and

Emilie D. Wrapp and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all

capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Money Market Fund, and filing the same,

with exhibits thereto, and other documents in connection

therewith, with the Securities and Exchange Commission,

hereby ratifying and confirming all that said attorneys-in-

fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Robert A. Lewis

                                  ________________________

                                  Robert A. Lewis



Dated: September 9, 1997

                     POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., Fiduciary Management Associates, The Alliance Fund, Inc. and The Hudson River Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                  /s/  Clifford L. Michel
                                  ___________________________
                                       Clifford L. Michel


Dated:  September 9, 1997

                     POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior

powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and

Emilie D. Wrapp and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all

capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Money Market Fund, and filing the same,

with exhibits thereto, and other documents in connection

therewith, with the Securities and Exchange Commission,

hereby ratifying and confirming all that said attorneys-in-

fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Peter Quick

                                  ________________________

                                   Peter Quick



Dated: September 9, 1997

                     POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior

powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and

Emilie D. Wrapp and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all

capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Money Market Fund, and filing the same,

with exhibits thereto, and other documents in connection

therewith, with the Securities and Exchange Commission,

hereby ratifying and confirming all that said attorneys-in-

fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ William L. Rhoads III

                                  ________________________

                                  William L. Rhoads III



Dated: September 9, 1997

                     POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior

powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and

Emilie D. Wrapp and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all

capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Money Market Fund, and filing the same,

with exhibits thereto, and other documents in connection

therewith, with the Securities and Exchange Commission,

hereby ratifying and confirming all that said attorneys-in-

fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Richard Stumm

                                  ________________________

                                  Richard Stumm



Dated: September 9, 1997

                     POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior

powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., Domenick Pugliese, Andrew L. Gangolf and

Emilie D. Wrapp and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all

capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Money Market Fund, and filing the same,

with exhibits thereto, and other documents in connection

therewith, with the Securities and Exchange Commission,

hereby ratifying and confirming all that said attorneys-in-

fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ Ronald M. Whitehill

                                  ________________________

                                  Ronald M. Whitehill



Dated: September 9, 1997